UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Address of principal executive offices) (Zip code)
101 Federal Street
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: July 31, 2011
Date of reporting period: January 31, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund II
Champlain Mid Cap Fund
Champlain Small Company Fund
Semi-Annual Report
January 31, 2011
Investment Adviser:
Champlain Investment Partners, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2011 (Unaudited)
TABLE OF CONTENTS

Shareholders’ Letter	1

Top Ten Common Stock Holdings	11

Schedules of Investments	13

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	29

Disclosure of Fund Expenses	39

Approval of Investment Advisory Agreement	41
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Dear Shareholders,
Please find below the recent and long-term performance for both the Champlain Mid Cap Fund and the Champlain Small Company Fund.

	Performance for the periods ending January 31, 2011
				Since Fund’s
				Inception**
	6 months	1-year	5-years*	Cumulative	Annualized
Champlain Mid Cap Fund	19.53%	25.54%	n/a	19.76%	7.23%
Russell Mid Cap	22.07%	32.57%	n/a	14.01%	5.20%
Champlain Small Company Fund	21.80%	28.53%	6.98%	66.71%	8.64%
Russell 2000	20.75%	31.36%	2.64%	33.63%	4.81%

*	Annualized

**	Champlain Small Company Fund inception date: 11/30/04 Champlain MidCap Fund inception date: 06/30/08
The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.
Although both of your funds produced strong absolute returns over the past year, the relative returns lagged behind their benchmarks for the 1-year period ending January 31, 2011. As we trust you know, our investment process seeks to own reliable and high quality companies with growth potential that trade at a discount to their intrinsic value and avoid the most cyclical and volatile business models. Thus, despite our process bias against the high beta, highly cyclical and low quality (lowest quintile price/sales) stocks that have benefited disproportionately from the Federal Reserve’s continued “free” money policies, we are encouraged that your funds have kept pace more recently and only lagged modestly over the past year. Importantly, we believe your funds’ ongoing ability to deliver attractive investment returns is not nearly as dependent on the Federal Reserve’s continued largesse as are many of the companies in both benchmarks.
After the Chairman of the Federal Reserve spoke in Jackson Hole, Wyoming last summer and further explained in a Washington Post editorial this past

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
November that the Fed’s second round of quantitative easing should lead to higher stock prices which would boost consumer wealth, increase consumer confidence, spur greater spending, and lead to a virtuous cycle that would support economic expansion; some investors responded to Mr. Bernanke’s implicit put option and pushed prices of stocks higher throughout the rest of 2010 and into January of this year. No doubt, the lopsided elections that favored the Republicans and the subsequent Congressional agreement to extend the Bush-era tax cuts for all taxpayers also contributed to the recent enthusiasm for stocks. Investor, consumer, and CEO psychology have all improved substantially. However, the recent low overall market volume and fairly narrow leadership by oil-related stocks and the high beta, growth-at-any-price momentum stocks may indicate a tenuous bid for stocks and makes us question the sustainability of the current market advance and the duration of the anticipated wealth effect. Indeed, our own enthusiasm for equities has started to wane as policy makers step farther out on a debt-laden limb; equity investor sentiment soars to excessive levels as too many investors believe the Fed has got their back with unending “free” money and liquidity, and the valuations for low quality and highly cyclical companies more than fully discount future profits from a normal economic expansion. The recent sharp escalation of prices for food and oil also concern us. While high quality stocks remain attractively valued relative to low quality stocks and Treasury bonds, most are no longer materially undervalued. Indeed, we have maintained our sell discipline and locked up meaningful gains over the past few months in both strategies. Because liquidity has often turned out to be a coward, we will continue to sell overvalued stocks and rebalance your funds’ capital into new or existing holdings that present a greater discount to Fair Value or margin of safety.
While some now argue that small cap stocks are expensive relative to large cap stocks, the relative valuation case against small cap stocks is not clear cut. In fact, we believe selected high quality small cap stocks deserve premium valuations due to their realistic potential for much faster organic revenue and earnings growth rates — not to mention their takeout appeal to slower growing large cap companies. An argument also can be made that large cap stocks are trading much closer to historical peak margins than are small cap stocks. To be sure though, many of the low return and low quality small cap stocks trade at a substantial premium to both mid and large cap stocks. When these low return stocks are excluded, the valuations of the remaining small cap stocks are

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
similar to the remaining stocks in the mid cap and large cap universes (please see the chart below). Although we see a much more obvious valuation opportunity with high quality, high return consistent growth stocks than with any particularly segment of the market cap spectrum, we do sense that our Mid Cap Fund presents a slightly more attractive overall risk reward profile.
Portfolio Discussion
Technology
Both funds’ technology stocks outperformed the technology names in their respective benchmarks over the past six months. While the fundamentals for many software and storage related companies remain quite strong, the valuations for most of the best positioned small and mid cap technology stocks remain high. Indeed, this sector has seen a number of valuation warranted sales for both funds. Specifically, in Mid Cap, we trimmed our position in IHS and Informatica; and we eliminated Solera. In Small Company Fund, we reduced position sizes in Ultimate Software and Ariba due to valuation; and we eliminated Informatica and Solera due to both our market capitalization guideline and valuation. Also, the Small Company Fund holding, ArcSight, was acquired by Hewlett-Packard.
When we consider how many of the largest technology stocks face tremendous obsolescence risk as cloud computing (e.g. on-demand software and virtualization) supplants client server architecture and smart phones and tablets supplant PCs and laptops, it does not surprise us that so many of the large cap technology names have stated their intentions to spend billions on acquisitions

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
over the next several years. And it would not surprise us to see further consolidation activity benefit both of our funds.
Industrials and Materials
Strong absolute returns from several of the funds’ industrial holdings pushed their shares close to or above our estimate of their Fair Values, and this sector saw a disproportionate share of our valuation induced sales for both funds. Specifically, we cut the position size of Ametek, Roper Industries, Nalco Holding, Waste Connections, and Ecolab, as well as eliminated Pall Corp. in the MidCap Fund. In the Small Company Fund, we reduced the exposure to IDEX, CoStar, CLARCOR, and Waste Connections as well as eliminated Gardner Denver. We were delighted when ITT’s management recently decided to split up the company into three separate units in an effort to surface the intrinsic value that was being masked by the dark clouds surrounding their defense related operations. Finally, we have come to appreciate the pump industry’s similarity to the filter business — both have a significant and very profitable aftermarket opportunity. Accordingly, we added new positions in pump makers to both funds. For the Small Company Fund, we purchased a new position in Robbins & Meyers after they made a strategic acquisition that positions them exceptionally well to exploit the positive trends in the energy market. In the Mid Cap Fund, we started a new position in Flowserve, another pump maker that is well positioned to benefit from the growth in energy-related end markets.
Energy
Over the past six months, for both strategies, we continued to shed exposure to natural gas producers and expand exposure to companies with substantial long-lived oil reserves. Our enthusiasm for the Bakken and Three Forks oil shale formations in the Williston Basin of North Dakota and Eastern Montana is reflected in our ownership of Brigham Exploration in both strategies as well as recently purchased positions in Continental Resources for our Mid Cap Fund and Oasis Petroleum and Northern Oil and Gas for our Small Company Fund. We also boosted the weight of Denbury Resources in our Mid Cap Fund. With an industry leading CO2 Enhanced Oil Recovery program and significant acreage in the Williston Basin, we believe this company is poised to become one of the most reliable domestic onshore oil producers with long-lived reserves. While Resolute Energy is not yet in the same class as Denbury, this Small Company Fund holding operates a similar Enhanced Oil Recovery business model. Over time, we anticipate using material weakness in the sector to

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
increase our exposure to companies with reliable business models and significant long-lived oil reserves.
Although oil’s recent price spike related to the social unrest (or The Awakening, as one prominent magazine put it) in the Middle East may not persist, it also could become more acute if the civil unrest spreads beyond Libya. We offer no predictions for this region, but in our minds long-lived on-shore North American reserves have become somewhat more valuable. It also would not surprise us to see China’s economy slow down, perhaps dramatically at some point. Nonetheless, we retain a positive long-term bias toward oil-focused energy companies based on the idea that we are moving ever closer to the date when non-OPEC production peaks (this may already be the case) and growing worldwide demand puts OPEC’s surplus or spare production capacity to a test. Innovative techniques and technology such as what is being used in the Bakken will help mitigate potential shortages, but it may not be enough to offset an expected decline in OPEC’s exports. Importantly, OPEC’s internal oil consumption has been growing faster than their production. Also, secular weakness in the U.S. Dollar, a likely outcome of our current fiscal and monetary policies, should drive the Dollar price of oil higher over time. Finally, the risk that persistently higher priced oil poses for the economy, corporate profit margins, and overall equity market valuations is another factor influencing our recently more cautious outlook for equities.
Consumer
During the past six months, we have increased both funds’ exposure to the for-profit education industry. We added DeVry to the Mid Cap Fund and Capella Education and Strayer Education to the Small Company Fund. We believe the witch hunt in Washington, D.C. is subsiding and valuations more than discount slower future growth. Our overall exposure to this controversial industry is limited to just over 2% of each fund’s assets. Although the takeovers of two of our favorite Small Company Fund holdings, Alberto Culver and Del Monte, were an encouraging reinforcement of our enthusiasm for both companies, it will be hard to replace these two franchises. With the risk trade back on, consumer discretionary stocks outperformed the staples over the past six months, and our overweight of the staples at the expense of the discretionary stocks was not helpful, particularly for our Mid Cap Fund where our staples holdings underperformed. However, we continue to believe we own a number of world-class food, personal care and household products franchises

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
in your Mid Cap Fund. With the benefit of hindsight, we acknowledge there were some missed opportunities among the consumer stocks. However, it would not have been consistent with our investment process and our historical investment activity to reposition our consumer holdings materially based on hopes for government aid and unprecedented Fed monetary accommodation.
We would like to thank Carl Icahn for his help in restoring a premium valuation to the Hain Celestial franchise. We think current management faces a tough challenge though delivering on the heightened expectations now baked into Hain’s valuation. While Clorox has not been nearly as challenging of a situation for us as was Hain, we are encouraged by Mr. Icahn’s recent investment.
Affluent consumers seem to have forgotten how fleeting their wealth can be, but we suspect their confidence is quite vulnerable to any setback or renewed volatility. Importantly, over the long-term, small and mid staples stocks have outperformed discretionary stocks and we very much believe that this trend remains intact. Going forward, we see demographic and debt-related headwinds for consumption that may become all too apparent if the government and/or the Federal Reserve are ever forced to restrain their support for consumers. We also worry recently escalating mortgage rates, still falling home values, the increasing price of gasoline, and the significant food inflation that is in the pipeline could offset much of the positive contribution from the payroll tax relief. Furthermore, the coming tsunami of pay cuts, layoffs, and broken promises regarding pension and health care benefits for state and local government employees is likely to have a negative impact on overall consumption. Although this past year has been exceptionally rewarding for many consumer discretionary stocks, the valuation spread between the now dearly valued discretionary stocks and attractively valued staples has become quite wide. This divergence should begin to regress back in favor of your funds’ staples holdings. The greater exposure to international markets (particularly for the Mid Cap Fund holdings), higher dividend yields, and the greater free cash flow that our staples holdings provide also should begin to work in favor of your funds’ consumer holdings. Our overweight of the staples names does not reflect an effort to be defensive. Instead, it reflects our process-based bias for brand franchises and the belief that this type of company can provide our shareholders with more attractive long-term total returns than the discretionary stocks with much less exposure to business model risk.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Financials
We remain unwilling to extrapolate the Fed’s “free” money policies and suspect that an eventual transition back to more normal short-term interest rates may not be beneficial for many companies that have become highly dependent on cheap capital and its influence on asset prices. Thus, we continue to have a generally cautious outlook for most commercial banks, REITs, and life insurers. We continue to favor business models in this sector that resemble toll booths. Accordingly, for the Small Company Fund, we started a new position in Financial Engines as the stock pulled back sharply from its post-IPO levels and presented us with an attractive valuation. Financial Engines utilizes a technology platform to offer participants in self-directed, employer-sponsored retirement plans effective and highly efficient investment advice and/or management services. The company has the potential to grow revenues and earnings by increasing the number of plans it serves, by increasing the number of participants in those plans, by introducing new services (e.g. decumulation advice for retirees), and perhaps also from market appreciation of the clients’ assets under management. In the Mid Cap Fund, we started a new position in the futures exchange and derivatives clearinghouse IntercontinentalExchange known best by its ticker ICE. Valuation caused us to sell MSCI in the Mid Cap Fund and asset manager Waddell & Reed in the Small Company Fund. We are encouraged by the progress that Morningstar is making to expand its franchise and their decision to initiate a dividend. Looking ahead, we continue to favor P&C insurers and their related brokers. We believe our P&C insurance related holdings are much better exposed than banks (both directly and indirectly) to the faster growth potential of international markets. If the secular trend for disinflation and lower interest rates has ended, a multi-decade headwind of declining bond yields for P&C insurers will have run its course. Insurers and insurance brokers also would likely benefit from inflation as demand for greater coverage increased because of higher replacement costs. While some of our insurers have meaningful exposure to municipal bonds, we are confident that their investment processes are highly discriminating and much more focused on the return of principal than current yield.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Health Care
We were encouraged to see the diagnostic holdings in both funds rebound sharply led by your personalized medicine holdings. Although expensive, DNA-based tests are increasingly proving to be worthwhile and support among the payer community is growing. In the Mid Cap Fund, Beckman Coulter announced that after an auction process, they were being acquired by Danaher at a price more than 85% higher than the lows of this past September. In the Small Company Fund, Martek Biosciences agreed to be acquired by Netherlands based Royal DSM. We would not be surprised to see other health care names in both funds acquired by strategic buyers, as the health care sector continues to present a surplus of attractive absolute and relative values. We also expect demographics and emerging market demand to overcome the near-term cyclical headwinds buffeting our health care holdings. Accordingly, we remain overweight this sector for both funds.
Final Thoughts
We can’t help but believe that Mr. Bernanke felt compelled to launch a second round of quantitative easing because he is worried about some of the same risks or threats to economic growth that we see. These include a still crippled housing industry and the potential for additional unanticipated write-offs by the financial system, austerity measures in Europe and tighter monetary policy in China that are likely to cool global growth, and the sovereign debt problems in Europe that are far from solved as credit spreads signal continued anxiety. In the U.S., many financially strapped state and local governments also will likely need to face up to their deficits at some point this year, while the U.S. Treasury has an unprecedented amount of its own debt to refinance over the next three years. We also worry that the Federal Reserve’s ongoing policies for quantitative easing and near-zero interest rates are only further enabling our nation’s unhealthy and unsustainable addiction to cheap and easy credit. The lack of financial discipline associated with “free” money could very easily lead to further imbalances from an inefficient allocation of resources and another, perhaps more painful, adjustment. In fact, we suspect that the Federal Reserve’s “free” money has enabled speculation and inadvertently contributed to the rampant food inflation that is thought to be one of the key catalysts for the growing unrest around the globe. We doubt anybody really knows how much debt is too much debt, but we do know that history suggests our policy makers ought not to test the limits.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Although we have seen some encouraging acts of leadership over the past year or so to make us think there could be light at the end of our nation’s debt-addiction tunnel, the deception or recklessness inherent in Congress’ recent decision to “temporarily” cut the payroll taxes that fund Social Security was incredibly discouraging. They failed to address the unfunded future benefits (a taxpayer liability) even though we are already close to distributing more in annual benefits from the Social Security Trust Fund than we collect! Why would we keep digging this hole deeper? And why does the Fed enable this behavior? In fact, we see policy makers’ unwillingness to deal honestly and directly with our country’s addiction to debt as THE most serious long-term threat to the economy and our capital markets. Perhaps the new Congress will demonstrate the courage to tell the truth and take the tough and painful steps needed to change course. But with many investors, affluent shoppers, corporate CEOs, and much of Wall Street now behaving as though the economic storm has passed, and there is little to no near-term risk associated with the current fiscal and monetary policies, it will take an immense amount of courage to address the dangers associated with ever larger deficits and the Federal Reserve unprecedented monetary policies that enable such deficits.
Since the stock market lows in March of 2009, we have consistently made decisions that we believed would upgrade the holdings of both of your funds. Given how the animal spirits of the capital markets have been fully restored in less than two years, with hindsight, this effort to upgrade may seem wrong-headed to some. However, given all of the risks and challenges mentioned above, we believe our focus on quality and valuation remains entirely appropriate for the long-term investors in both of our funds. On behalf of everyone at Champlain Investment Partners, let me once again thank you for the privilege of managing a portion of your assets.
Sincerely,
Scott T. Brayman, CFA
The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Definition of the Comparative Indices
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND JANUARY 31, 2011 (Unaudited)
TOP TEN COMMON STOCK HOLDINGS*

Willis Group Holdings	2.26%
Life Technologies	2.25%
HCC Insurance Holdings	2.23%
Northern Trust	2.21%
W.R. Berkley	2.14%
Ralcorp Holdings	2.14%
Energizer Holdings	2.07%
Clorox	2.06%
Beckman Coulter	2.01%
Avon Products	1.98%

*	Percentages are based on total investments. Short-term investments are not shown in the top ten chart.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JANUARY 31, 2011 (Unaudited)
TOP TEN COMMON STOCK HOLDINGS*

John Wiley & Sons, Cl A	1.91%
Sensient Technologies	1.88%
Waste Connections	1.83%
IDEX	1.83%
Brady, Cl A	1.82%
Del Monte Foods	1.80%
AptarGroup	1.79%
ABM Industries	1.78%
National Instruments	1.76%
Allied World Assurance Company Holdings	1.68%

*	Percentages are based on total investments. Short-term investments are not shown in the top ten chart.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2011
(Unaudited)
SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%

	Shares	Value
CONSUMER DISCRETIONARY — 4.4%
Apollo Group, Cl A*	22,000	$907,940
DeVry	19,500	1,016,145
John Wiley & Sons, Cl A	13,000	597,350
Tupperware Brands	19,500	892,125
VF	8,000	661,760

		4,075,320

CONSUMER STAPLES — 16.4%
Avon Products	65,000	1,840,150
Brown-Forman, Cl B	8,500	563,975
Church & Dwight	18,000	1,238,580
Clorox	30,500	1,918,145
Energizer Holdings*	26,500	1,927,610
Flowers Foods	36,000	908,280
H.J. Heinz	31,500	1,496,250
Kellogg	35,000	1,760,500
Molson Coors Brewing, Cl B	33,500	1,570,145
Ralcorp Holdings*	32,500	1,989,000

		15,212,635

ENERGY — 9.1%
Brigham Exploration*	32,000	947,520
Denbury Resources*	90,000	1,831,500
Dresser-Rand Group*	18,500	849,705
Pioneer Natural Resources	11,000	1,046,760
Superior Energy Services*	38,500	1,352,120
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2011
(Unaudited)
COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Ultra Petroleum*	21,000	$1,002,330
Whiting Petroleum*	11,500	1,452,220

		8,482,155

FINANCIALS — 13.5%
Allied World Assurance Company Holdings	19,500	1,176,435
HCC Insurance Holdings	68,500	2,074,180
IntercontinentalExchange*	4,000	481,960
Invesco	46,000	1,138,040
Morningstar	28,000	1,495,760
Northern Trust	39,500	2,053,210
Willis Group Holdings	56,000	2,104,480
W.R. Berkley	70,500	1,991,625

		12,515,690

HEALTH CARE — 22.5%
Allergan	17,000	1,200,370
Beckman Coulter	26,000	1,872,260
Bio-Rad Laboratories, Cl A*	13,000	1,415,440
Cephalon*	23,000	1,358,840
Cerner*	9,500	939,075
C.R. Bard	15,500	1,462,425
Gen-Probe*	29,000	1,823,810
Hologic*	71,000	1,414,320
Intuitive Surgical*	3,500	1,130,185
Laboratory Corporation of America Holdings*	17,000	1,528,470
Life Technologies*	38,500	2,090,165
Myriad Genetics*	43,500	868,260
ResMed*	23,000	724,270
St. Jude Medical*	25,500	1,032,750
West Pharmaceutical Services	26,000	1,039,740
Zimmer Holdings*	16,500	976,140

		20,876,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2011
(Unaudited)
COMMON STOCK — concluded

	Shares	Value
INDUSTRIALS — 13.7%
AMETEK	19,000	$774,820
Copart*	24,500	961,625
Flowserve	8,000	999,920
IDEX	38,000	1,507,080
ITT	25,500	1,502,460
L-3 Communications Holdings	8,000	626,000
Landstar System	23,000	952,890
Republic Services	39,000	1,202,760
Ritchie Bros. Auctioneers	25,500	635,715
Roper Industries	12,500	971,125
Verisk Analytics, Cl A*	38,500	1,302,455
Waste Connections	46,000	1,332,620

		12,769,470

INFORMATION TECHNOLOGY — 14.0%
Adobe Systems*	36,000	1,189,800
Altera	28,000	1,051,960
Ansys*	32,000	1,678,400
Check Point Software Technologies*	21,000	935,550
Concur Technologies*	12,500	637,875
Gartner*	23,000	814,660
IHS, Cl A*	12,500	1,024,500
Informatica*	18,000	835,200
Intuit*	36,000	1,689,480
National Instruments	31,000	1,311,610
NetApp*	11,500	629,395
Paychex	38,500	1,232,000

		13,030,430

MATERIALS — 3.5%
AptarGroup	25,000	1,201,500
Ecolab	25,000	1,242,250
Nalco Holding	26,000	791,960

		3,235,710

TOTAL COMMON STOCK (Cost $72,777,471)		90,197,930

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2011
(Unaudited)
REPURCHASE AGREEMENT — 2.9%

	Face Amount	Value
Morgan Stanley 0.090%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $2,731,020 (collateralized by U.S. Treasury Obligations, par value $1,007,234–$1,578,098, 1.250%–2.125%, 04/15/14–02/15/40, with a total market value $2,785,637) (Cost $2,731,013)	$2,731,013	$2,731,013

TOTAL INVESTMENTS — 100.0% (Cost $75,508,484)		$92,928,943

Percentages are based on Net Assets of $92,965,099.

*	Non-income producing security.

Cl—Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2011
(Unaudited)
SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.2%

	Shares	Value
CONSUMER DISCRETIONARY — 6.4%
American Public Education*	165,000	$5,537,400
Capella Education*	95,000	5,438,750
John Wiley & Sons, Cl A	330,000	15,163,500
K12*	220,000	5,995,000
Matthews International, Cl A	110,000	3,898,400
Strayer Education	44,000	5,280,000
Tupperware Brands	145,000	6,633,750
Wolverine World Wide	85,000	2,707,250

		50,654,050

CONSUMER STAPLES — 11.2%
Alberto Culver	145,000	5,401,250
Del Monte Foods	750,000	14,220,000
Flowers Foods	515,000	12,993,450
Hain Celestial Group*	330,000	8,787,900
Lancaster Colony	225,000	12,503,250
Ruddick	330,000	11,121,000
Smart Balance*	665,000	2,663,325
Snyders-Lance	370,000	7,673,800
TreeHouse Foods*	160,000	7,656,000
WD-40	145,000	5,708,650

		88,728,625

ENERGY — 7.7%
Brigham Exploration*	185,000	5,477,850
Gulfport Energy*	220,000	5,266,800
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2011
(Unaudited)
COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Oasis Petroleum*	235,000	$7,512,950
Oil States International*	75,000	5,082,000
Resolute Energy*	405,000	7,330,500
Rosetta Resources*	145,000	5,792,750
SandRidge Energy*	740,000	5,505,600
Superior Energy Services*	365,000	12,818,800
TETRA Technologies*	550,000	6,242,500

		61,029,750

FINANCIALS — 14.1%
Alleghany*	15,000	4,631,700
Allied World Assurance Company Holdings	220,000	13,272,600
Argo Group International Holdings	145,000	5,164,900
Arthur J. Gallagher	220,000	6,529,600
Aspen Insurance Holdings	370,000	11,118,500
Brown & Brown	365,000	9,037,400
Financial Engines*	255,000	5,783,400
HCC Insurance Holdings	220,000	6,661,600
Healthcare Realty Trust	590,000	12,390,000
Morningstar	220,000	11,752,400
National Interstate	110,000	2,312,200
Navigators Group*	220,000	10,766,800
UMB Financial	295,000	11,991,750

		111,412,850

HEALTH CARE — 18.9%
American Medical Systems Holdings*	365,000	7,124,800
athenahealth*	110,000	4,723,400
Bio-Rad Laboratories, Cl A*	110,000	11,976,800
Bio-Reference Laboratories*	145,000	3,348,050
Genomic Health*	220,000	4,899,400
Gen-Probe*	180,000	11,320,200
Immucor*	220,000	4,349,400
Integra LifeSciences Holdings*	220,000	10,203,600
Luminex*	365,000	6,197,700
Martek Biosciences*	240,000	7,538,400
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2011
(Unaudited)
COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Masimo	220,000	$6,594,500
MedAssets*	520,000	10,207,600
Meridian Bioscience	220,000	4,826,800
Myriad Genetics*	325,000	6,487,000
NuVasive*	365,000	10,199,925
SonoSite*	150,000	5,034,000
Techne	95,000	6,550,250
Teleflex	110,000	6,305,200
VCA Antech*	370,000	8,480,400
West Pharmaceutical Services	323,000	12,916,770

		149,284,195

INDUSTRIALS — 16.0%
ABM Industries	550,000	14,135,000
Brady, Cl A	440,000	14,410,000
CLARCOR	290,000	12,522,200
Copart*	205,000	8,046,250
CoStar Group*	164,700	9,269,316
IDEX	365,000	14,475,900
Landstar System	255,000	10,564,650
Ritchie Bros. Auctioneers	370,000	9,224,100
Robbins & Myers	175,000	7,267,750
UTi Worldwide	220,000	4,818,000
Wabtec	145,000	7,859,000
Waste Connections	500,000	14,485,000

		127,077,166

INFORMATION TECHNOLOGY — 16.8%
Ariba*	330,000	9,269,700
Blackboard*	220,000	8,549,200
Blue Coat Systems*	255,000	7,346,550
Bottomline Technologies*	370,000	8,484,100
Cardtronics*	220,000	3,759,800
comScore*	365,000	8,745,400
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2011
(Unaudited)
COMMON STOCK — concluded

	Shares	Value
INFORMATION TECHNOLOGY — continued
Concur Technologies*	97,500	$4,975,425
Constant Contact*	295,000	8,257,050
FARO Technologies*	225,000	6,822,000
Jack Henry & Associates	220,000	6,503,200
LogMeIn*	75,000	2,889,750
National Instruments	330,000	13,962,300
NeuStar, Cl A*	145,000	3,890,350
NICE Systems ADR*	70,000	2,290,400
Progress Software*	277,500	7,947,600
SolarWinds*	445,000	8,410,500
Sourcefire*	150,000	3,691,500
Ultimate Software Group*	214,200	10,410,120
Wright Express*	150,000	7,098,000

		133,302,945

MATERIALS — 5.1%
AptarGroup	295,000	14,177,700
Sensient Technologies	440,000	14,920,400
Silgan Holdings	295,000	11,012,350

		40,110,450

TOTAL COMMON STOCK (Cost $587,925,809)		761,600,031

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2011
(Unaudited)
REPURCHASE AGREEMENT — 3.8%

	Face
	Amount	Value
Morgan Stanley
0.090%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $30,377,505 (collateralized by U.S. Treasury Obligations, par value $66,980–$17,894,400, 2.125%–3.625%, 04/15/28–02/15/40, with a total market value $30,985,022) (Cost $30,377,429)	$30,377,429	$30,377,429

TOTAL INVESTMENTS — 100.0% (Cost $618,303,238)		$791,977,460

Percentages are based on Net Assets of $791,877,115.

* Non-income producing security.

ADR—American Depositary

Receipt Cl—Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
(Unaudited)
STATEMENTS OF ASSETS AND LIABILITIES

		Champlain
	Champlain	Small
	Mid Cap	Company
	Fund	Fund
Assets:
Investments, at value (Cost $75,508,484 and $618,303,238, respectively)	$92,928,943	$791,977,460
Receivable due from Investment Adviser	4,379	—
Receivable for Capital Shares Sold	345,495	1,481,979
Receivable for Investment Securities Sold	115,773	1,110,903
Receivable for Dividends and Interest	39,857	351,691
Prepaid Expenses	21,118	24,959

Total Assets	93,455,565	794,946,992

Liabilities:
Payable for Investment Securities Purchased	338,893	1,578,580
Payable due to Investment Adviser	61,120	621,728
Payable for Capital Shares Redeemed	37,248	415,752
Payable due to Distributor	18,104	160,975
Payable due to Administrator	5,886	51,735
Chief Compliance Officer Fees Payable	442	3,592
Payable due to Trustees	425	3,950
Other Accrued Expenses	28,348	233,565

Total Liabilities	490,466	3,069,877

Net Assets	$92,965,099	$791,877,115

NET ASSETS CONSISTS OF:
Paid-in Capital	$72,887,986	$632,027,271
Accumulated Net Investment Loss	(121,926)	(113,077)
Accumulated Net Realized Gain (Loss)	2,778,580	(13,711,301)
Net Unrealized Appreciation on Investments	17,420,459	173,674,222

Net Assets	$92,965,099	$791,877,115

ADVISOR CLASS SHARES:
Net Assets	$92,636,125	$791,877,115
Shares Issued and Outstanding (unlimited authorization — no par value)	8,294,528	54,078,265
Net Asset Value, Offering and Redemption Price Per Share	$11.17	$14.64

INSTITUTIONAL CLASS SHARES:
Net Assets	$328,974	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	29,463	N/A
Net Asset Value, Offering and Redemption Price Per Share	$11.17	N/A

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS FOR
THE SIX MONTHS ENDED
JANUARY 31, 2011
(Unaudited)
STATEMENTS OF OPERATIONS

		Champlain
	Champlain	Small
	Mid Cap	Company
	Fund	Fund
Investment Income
Dividends	$397,779	$4,947,845
Interest	1,245	9,871
Less: Foreign Taxes Withheld	(567)	(9,293)

Total Investment Income	398,457	4,948,423

Expenses
Investment Advisory Fees	320,241	3,253,755
Distribution Fees	100,057	903,820
Administration Fees	31,558	284,998
Trustees’ Fees	849	7,759
Chief Compliance Officer Fees	663	4,483
Transfer Agent Fees	56,716	454,601
Registration Fees	11,645	18,391
Printing Fees	4,428	39,655
Custodian Fees	2,864	26,003
Legal Fees	2,344	21,398
Audit Fees	1,989	18,311
Insurance and Other Expenses	1,785	13,636

Total Expenses	535,139	5,046,810

Recovery of Investment Advisory Fees Previously Waived(1)	—	16,135
Less: Advisory Fees Waived	(14,724)	—
Fees Paid Indirectly (See Note 4)	(32)	(1,445)

Net Expenses	520,383	5,061,500

Net Investment Loss	(121,926)	(113,077)

Net Realized Gain on Investments	3,688,593	26,645,125
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,585,929	115,795,997

Net Realized and Unrealized Gain on Investments	14,274,522	142,441,122

Net Increase in Net Assets Resulting From Operations	$14,152,596	$142,328,045

(1)	See Note 5 for Advisory Fees Recovered.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	January 31,	Ended
	2011	July 31,
	(Unaudited)	2010
Operations:
Net Investment Loss	$(121,926)	$(132,847)
Net Realized Gain on Investments	3,688,593	5,309,147
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,585,929	2,088,111

Net Increase in Net Assets Resulting from Operations	14,152,596	7,264,411

Dividends and Distributions from:
Net Realized Gain
Advisor Class Shares	(4,077,939)	(1,081,022)
Institutional Class Shares(2)	—	—

Total Dividends and Distributions	(4,077,939)	(1,081,022)

Capital Share Transactions:(1)
Advisor Class Shares
Issued	13,817,980	40,227,422
Reinvestment of Distributions	3,821,961	1,075,248
Redeemed	(6,281,155)	(20,422,714)

Net Advisor Class Capital Share Transactions	11,358,786	20,879,956

Institutional Class Shares(2)
Issued	326,530	—
Reinvestment of Distributions	—	—
Redeemed	(51)	—

Net Institutional Class Capital Share Transactions	326,479	—

Net Increase in Net Assets from Capital Share Transactions	11,685,265	20,879,956

Total Increase in Net Assets	21,759,922	27,063,345

Net Assets:
Beginning of Period	71,205,177	44,141,832

End of Period (including accumulated net investment loss of $(121,926) and $0, respectively)	$92,965,099	$71,205,177

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	Commenced operations on January 3, 2011.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	January 31,	Ended
	2011	July 31,
	(Unaudited)	2010
Operations:
Net Investment Loss	$(113,077)	$(2,275,824)
Net Realized Gain on Investments	26,645,125	37,221,291
Net Change in Unrealized Appreciation (Depreciation) on Investments	115,795,997	43,036,201

Net Increase in Net Assets Resulting from Operations	142,328,045	77,981,668

Capital Share Transactions:
Issued	67,167,108	158,868,532
Redeemed	(68,942,705)	(144,536,921)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,775,597)	14,331,611

Total Increase in Net Assets	140,552,448	92,313,279

Net Assets:
Beginning of Period	651,324,667	559,011,388

End of Period (including accumulated net investment loss of $(113,077) and $0, respectively)	$791,877,115	$651,324,667

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year or Period

	Advisor Class Shares
	Six Months
	Ended		Year	Year	Period
	January 31,		Ended	Ended	Ended
	2011		July 31,	July 31,	July 31,
	(Unaudited)		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$9.82		$8.76	$10.40	$10.00

Income (Loss) from Operations:
Net Investment Loss(2)	(0.02)		(0.02)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.92		1.27	(1.64)	0.40

Total from Operations	1.90		1.25	(1.64)	0.40

Dividends and Distributions from:
Net Investment Income	—		—	— *	—
Net Realized Gains	(0.55)		(0.19)	—	—
Return of Capital	—		—	— *	—

Total Dividends and Distributions	(0.55)		(0.19)	— *	—

Net Asset Value, End of Period	$11.17		$9.82	$8.76	$10.40

Total Return†	19.53%		14.31%	(15.73)%	4.00%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$92,636		$71,205	$44,142	$1,726
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30	%**	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.30	%**	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.34	%**	1.37%	1.59%	5.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30	)%**	(0.21)%	0.01%	0.05	%**
Portfolio Turnover Rate	21	%†	63%	55%	0	%‡

†	Total return and Portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Not Annualized.

(1)	Commenced operations on June 30, 2008.

(2)	Per share net investment loss calculated using average shares.

*	Amount represents less than $0.01.

**	Annualized.

Amounts designated as “—” are either $0 or round to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year or Period

	Institutional
	Class Shares
	Period Ended
	January 31,
	2011(1)
	(Unaudited)
Net Asset Value, Beginning of Period	$11.08

Income (Loss) from Operations:
Net Investment Loss(2)	—	*
Net Realized and Unrealized Gain on Investments	0.09

Total from Operations	0.09

Net Asset Value, End of Period	$11.17

Total Return†	0.81%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$329
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.05	%**
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.05	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.09	%**
Ratio of Net Investment Loss to Average Net Assets	(0.30	)%**
Portfolio Turnover Rate	21	%†

†	Total return and Portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on January 3, 2011.

(2)	Per share net investment loss calculated using average shares.

*	Amount represents less than $0.01.

**	Annualized.

Amounts designated as “—” are either $0 or round to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year or Period

	Six Months
	Ended		Year	Year	Year	Year	Year
	January 31,		Ended	Ended	Ended	Ended	Ended
	2011		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.02		$10.58	$12.86	$13.29	$11.11	$11.18

Income (Loss) from Operations:
Net Investment Loss(1)	—	*	(0.04)	(0.03)	(0.04)	(0.04)	(0.02)
Net Realized and Unrealized Gain(Loss)on Investments	2.62		1.48	(2.00)	0.47	2.43	0.17 (2)

Total from Operations	2.62		1.44	(2.03)	0.43	2.39	0.15

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—	(0.01)
Net Realized Gains	—		—	(0.25)	(0.86)	(0.21)	(0.21)
Return of Capital	—		—	— *	—	—	—

Total Dividends and Distributions	—		—	(0.25)	(0.86)	(0.21)	(0.22)

Net Asset Value, End of Period	$14.64		$12.02	$10.58	$12.86	$13.29	$11.11

Total Return†	21.80%		13.61%	(15.47)%	3.24%	21.69%	1.30%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$791,877		$651,325	$559,011	$453,522	$243,122	$48,410
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recovery of investment advisory fees previously waived, excluding fees paid indirectly)	1.40	%**	1.40%	1.40%	1.41%	1.41%	1.41%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recovery of investment advisory fees previously waived and fees paid indirectly)	1.40	%**	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, recovery of investment advisory fees previously waived and fees paid indirectly)	1.39	%**	1.42%	1.45%	1.42%	1.49%	2.26%
Ratio of Net Investment Loss to Average
Net Assets	(0.01	)%**	(0.34)%	(0.33)%	(0.35)%	(0.33)%	(0.22)%
Portfolio Turnover Rate	18	%†	42%	48%	65%	69%	94%

†	Total return and Portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share net investment loss calculated using average shares.

(2)	The amount shown for the year ended July 31, 2006 for a share outstanding throughout the year does not accord with the aggregate net losses on the investments for that year because of the timing of the sales and repurchase of fund shares in relation to the fluctuating market value of the investments of the Fund.

*	Amount represents less than $0.01.

**	Annualized.

Amounts designated as “—” are either $0 or round to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein are those of the Champlain Mid Cap Fund and Small Company Fund (the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds, and invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Class Shares and the Champlain Mid Cap Fund also offers Institutional Class Shares, which commenced operations on January 3, 2011.
2.	Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Funds:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2011, there were no fair valued securities.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The following is a summary of the inputs used as of January 31, 2011 in valuing the Fund’s investments carried at value:

Investments
in Securities	Level 1	Level 2	Level 3	Total
Champlain Mid Cap Fund
Common Stock	$90,197,930	$—	$—	$90,197,930
Repurchase Agreement	—	2,731,013	—	2,731,013

	$90,197,930	$2,731,013	$—	$92,928,943

Champlain Small Company Fund
Common Stock	$761,600,031	$—	$—	$761,600,031
Repurchase Agreement	—	30,377,429	—	30,377,429

	$761,600,031	$30,377,429	$—	$791,977,460

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended January 31, 2011, there have been no significant changes to the Funds’ fair value methodologies and there have been no significant transfers between Level 1 and Level 2 assets and liabilities.
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:
0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.
The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.
The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Class Shares as compensation for distribution services.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2011, the Mid Cap Fund earned credits of $32, and the Small Company Fund earned credits of $1,445, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
5. Investment Advisory Agreement:
Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the Mid Cap Fund — Advisor Class Shares, Mid Cap Fund — Institutional Class Shares and Small Company Funds’ (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30% , 1.05% and 1.40% of the Funds’ respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the six months ended January 31, 2011, the Adviser recaptured $16,135 of prior expense limitation reimbursements for the Small Company Fund. At January 31, 2011, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Mid Cap Fund and Small Company Fund was $98,737 and $279,976, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
6.	Share Transactions:

	Six Months Ended	Year
	January 31, 2011	Ended
	(Unaudited)	July 31, 2010
Champlain Mid Cap Fund

Share Transactions:
Advisor Class Shares
Issued	1,280,494	4,151,006
Reinvestment of Distributions	350,317	114,024
Redeemed	(586,933)	(2,051,742)

Net Advisor Class Shares Capital Share Transactions	1,043,878	2,213,288

Institutional Class Shares*
Issued	29,467	—
Reinvestment of Distributions	—	—
Redeemed	(4)	—

Net Institutional Class Shares Capital Share Transactions	29,463	—

Net Increase in Shares Outstanding from Share Transactions	1,073,341	2,213,288

*	Commenced operations on January 3, 2011.

	Six Months Ended	Year
	January 31, 2011	Ended
	(Unaudited)	July 31, 2010
Champlain Small Company Fund

Share Transactions:

Class Shares
Issued	5,070,637	13,651,602
Reinvestment of Distributions	—	—
Redeemed	(5,159,156)	(12,320,955)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(88,519)	1,330,647

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
7. Investment Transactions:
For the six months ended January 31, 2011, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Mid Cap Fund	$23,132,987	$15,891,912
Champlain Small Company Fund	122,130,360	143,539,015
There were no purchases or sales of long-term U.S. Government securities for either fund.
8.	Federal Tax Information:
The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.
The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2010 and July 31, 2009 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
2010	$1,080,209	$813	$—	$1,081,022
2009	2,318	—	11,975	14,293
The tax character of dividends and distributions for the Small Company Fund declared during the years ended July 31, 2010 and July 31, 2009 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
2010	$—	$—	$—	$—
2009	4,942,834	5,767,814	4,648	10,715,296

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
As of July 31, 2010, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Mid Cap	Small Company
	Fund	Fund
Capital Loss Carryforwards	$—	$(33,063,988)
Undistributed Ordinary Income	1,650,431	—
Undistributed Long-Term Capital Gain	1,770,583	—
Unrealized Appreciation	6,581,442	50,585,787

Total Distributable Earnings	$10,002,456	$17,521,799

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

	Expires	Amount
Small Company Fund	July 2017	10,846,420
	July 2018	22,217,568
During the year ended July 31, 2010, the Mid Cap Fund utilized $1,346 of capital loss carryforwards to offset capital gains.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2011 were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Mid Cap Fund	$75,508,484	$18,069,947	$(649,488)	$17,420,459
Small Company Fund	618,303,238	182,540,283	(8,866,061)	173,674,222

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
9. Other:
At January 31, 2011, 88% of the total shares outstanding of Mid Cap Fund Advisor Shares were held by three shareholders, 100% of the total shares outstanding of Mid Cap Fund Institutional Shares were held by one shareholder and 53% of the total shares outstanding of Small Company Fund were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
10. Line of Credit
Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $8 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2012. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. During the six months ended January 31, 2011, neither fund used their lines of credit. As of January 31, 2011, there were no borrowings outstanding.
11. Subsequent Events:
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)
Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	08/01/10	01/31/11	Ratios	Period

Champlain Mid Cap Fund

Actual Fund Return
Advisor Class Shares	$1,000.00	$1,195.30	1.30%	$7.19	*
Institutional Class Shares	$1,000.00	$1,008.10	1.05%	$5.31	**
Hypothetical 5% Return
Advisor Class Shares	$1,000.00	$1,018.65	1.30%	$6.61	*
Institutional Class Shares	$1,000.00	$1,003.25	1.05%	$5.30	**

Champlain Small Company Fund

Actual Fund Return	$1,000.00	$1,218.00	1.40%	$7.82	*
Hypothetical 5% Return	$1,000.00	$1,018.15	1.40%	$7.12	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/365 (to reflect one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 28/365 (to reflect the period from inception to date).

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Board Considerations in Re-Approving the Advisory Agreement. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on August 10-11, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. The representative provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, representative client list, risk management, best execution, use of soft dollars and business plan. The representative also discussed each Fund’s portfolio composition with respect to industry allocation and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.
The Trustees also considered other services provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Investment Performance of the Funds. The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser’s representative provided information regarding and led a discussion of factors impacting the performance of each Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. In particular, the representative noted that a key contributor to the recent market increase was the performance of low quality securities. The representative explained that the Adviser’s investment philosophy focused on higher quality securities and therefore the Funds’ performance had not experienced the same level of increase as the market. The Board noted that although each Fund underperformed its benchmark over recent periods of time, each Fund’s long-term performance was in line with its benchmark and did not necessitate any significant additional

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2011
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Concluded)
review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.
Costs of Advisory Services, Profitability and Economies of Scale. In concluding that the advisory fee payable by each Fund was reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that the each Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

NOTES

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238
Adviser:
Champlain Investment Partners, LLC
346 Shelburne Road
Burlington, Vermont 05401
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
Independent Registered Public Accounting Firm:
Ernst & Young LLP
Two Commerce Square
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Funds.
CSC-SA-001-0700

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	\s\ Philip T. Masterson Philip T. Masterson, President
Date: April 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	\s\ Philip T. Masterson Philip T. Masterson, President

Date: April 8, 2011

By (Signature and Title)	\s\ Michael Lawson Michael Lawson
Treasurer, Controller & CFO
Date: April 8, 2011